SECURITIES AND EXCHANGE COMMISSION


                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15 (d) OF THE


                       SECURITIES AND EXCHANGE ACT OF 1934


        Date of Report (Date of Earliest Event Reported): August 28, 2002
                                                          ---------------


                          Freedom Tax Credit Plus L.P.
                          ----------------------------
               (Exact Name of Registrant as Specified in Charter)


                                    Delaware
                                    --------
         (State or other Jurisdiction of Incorporation or Organization)


                  0-24652                               13-3533987
                  -------                               ----------
         (Commission File Number)          (IRS Employer Identification Number)


                     625 Madison Avenue, New York, NY 10022
                    (Address of Principal Executive Offices)


       Registrant's telephone number, including area code: (212) 421-5333
                                                           --------------


                                 Not Applicable
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 4.  Change in Registrant's Accountant

The independent auditor for Freedom Tax Credit Plus L.P. (the "Partnership"), KPMG LLP ("KPMG") was dismissed on August 28, 2002. KPMG reports on the financial statements for either the past two fiscal years did not contain an adverse opinion or disclaimer of opinion, and were not modified as to uncertainty, audit scope, or accounting principles. During the Partnership's two most recent fiscal years and the subsequent interim period preceding the dismissal there were no disagreements with KPMG on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to KPMG's satisfaction, would have caused KPMG to make reference to the subject matter of the disagreement in connection with its report.

KPMG has furnished the Partnership with a letter addressed to the Securities and Exchange Commission stating that it agrees with the above statements. A copy of such letter, dated September 3, 2002 is filed as Exhibit 16.1.

The Partnership's General Partners determined that it is in the Partnership's best interests to engage a new independent auditor.

On August 29, 2002, the Partnership engaged Friedman Alpren & Green LLP ("FA & G") of New York, New York as its principal accountant to audit the Company's financial statements. FAG has represented to the Company that it has accountants who are competent to handle the Partnership's changing needs and who have expertise in the issues affecting the Partnership.

ITEM 7.  Financial Statements, Pro Forma Financial Information and Exhibits
         ------------------------------------------------------------------


(a).     Financial Statements
         --------------------
         Not Applicable


(b).     Pro Forma Financial Information
         -------------------------------
         Not Applicable


(c).     Exhibits
         --------
         16.1 Letter from KPMG LLP to the Securities and Exchange Commission

                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                          FREEDOM TAX CREDIT PLUS L.P.
                                  (Registrant)

                            By: RELATED FREEDOM ASSOCIATES L.P.,
                                a General Partner

                            By: RELATED FREEDOM ASSOCIATES INC.,
                                General Partner

Date:  September 3, 2002

                                By:  /s/ Alan P. Hirmes
                                     Alan P. Hirmes, President
                                     (Principal Executive and
                                     Financial Officer)

Date:  September 3, 2002

                                By:  /s/ Glenn F. Hopps
                                     Glenn F. Hopps, Treasurer
                                     (Principal Accounting Officer)

                            and

                            By: FREEDOM GP INC.,
                                a General Partner

Date:  September 3, 2002

                                By:  /s/ Alan P. Hirmes
                                     Alan P. Hirmes, President
                                     (Principal Executive and
                                     Financial Officer)

Date:  September 3, 2002

                                By:  /s/ Glenn F. Hopps
                                     Glenn F. Hopps, Treasurer
                                     (Principal Accounting Officer)

                                                                    Exhibit 16.1



[Letterhead of KPMG]



September 3, 2002

Securities and Exchange Commission
Washington, D.C.  20549

Ladies and Gentlemen:

We were previously principal accountants for Freedom Tax Credit Plus L.P. and, under the date of May 18, 2002, we reported on the consolidated financial statements of Freedom Tax Credit Plus L.P. as of and for the years ended March 2002 and 2001. On August 28, 2002, our appointment as principal accountants was terminated. We have read Freedom Tax Credit Plus L.P.'s statements included under Item 4 of its Form 8-K dated August 28, 2002, and we agree with such statements, except that we are not in a position to agree or disagree with Freedom Tax Credit Plus L.P.'s statements that "The Partnership's General Partners determined that it is in the Partnership's best interests to engage a new independent auditor", and that Friedman Alpren & Green LLP was engaged and is competent to serve as principal auditors.


Very truly yours,


/s/ KPMG LLP